UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2019 (April 10, 2019)

TRONOX HOLDINGS PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 Tresser Boulevard, Suite 1100	25 Bury Street, 3rd Floor
Stamford, Connecticut 06901	London SW1Y 2AL, England
(Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	New York Stock Exchange

Trading Symbol: TROX

Explanatory Note:

As previously announced, on April 10, 2019, the Federal Trade Commission (“FTC”) issued an Order and Decision allowing Tronox Holdings plc, a public limited company incorporated under the laws of England and Wales (“Tronox” or the “Company”), to consummate the acquisition (the “Cristal Transaction”) of the titanium dioxide (“TiO2”) business of The National Titanium Dioxide Company Limited, a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”), subject to the divestiture of Cristal’s North American TiO2 business to INEOS Enterprises, a division of INEOS.  On April 11, 2019, the Company filed a Current Report on Form 8-K announcing the completion on April 10, 2019 of the Cristal Transaction.

Pursuant to the FTC’s Order and Decision issued in connection with the Cristal Transaction, on May 2, 2019, the Company filed a Current Report on Form 8-K announcing that on May 1, 2019 the Company completed the sale (the “Ashtabula Transaction”) by Tronox Limited, a wholly-owned subsidiary of the Company, of Cristal Holdings Inc., to INEOS Joliet US Holdco, LLC, a Delaware limited liability company and a wholly-owned indirect subsidiary of INEOS AG, for proceeds of approximately $700 million in cash, subject to a customary post-closing working capital adjustment. The Cristal Transaction, together with the related Ashtabula Transaction, is referred to as the herein “Acquisition Transactions.”

This amendment to the Current Report on Form 8-K filed on April 11, 2019 is for the purpose of filing the required financial statements of Cristal and the required pro forma financial information relating to the Acquisition Transactions within 71 calendar days after the date of the Current Report on Form 8-K filed on April 11, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of BDO Dr. Mohamed Al Amri & Co.
99.1	Audited Consolidated Financial Statements of the National Titanium Dioxide Company Limited (Cristal) and Independent Auditors Report.
99.2	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2018 for Tronox Holdings plc and its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: May 7, 2019	By:	/s/ Jeffrey Neuman
Name:	Jeffrey Neuman
Title:	Senior Vice President, General Counsel and Secretary